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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 30, 2000


                                INTELISPAN, INC.
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             (Exact Name of Registrant as Specified in its Charter)


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
               WASHINGTON                                 000-30359                            91-1738902
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            (State or Other                       (Commission File Number)                (IRS Employer ID No.)
     Jurisdiction of Incorporation)
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          1720 Windward Concourse, Suite 100, Alpharetta, Georgia 30005
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               (Address of Principal Executive Office) (Zip Code)

       Registrant's telephone number, including area code: (678) 256-0300

            2151 East Broadway Road, Suite 211, Tempe, Arizona 85282
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          (Former Name or Former Address, if Changed Since Last Report)
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                                INTELISPAN, INC.

                                    FORM 8-K

                                 CURRENT REPORT

ITEM 2.           ACQUISITION OF DEVISE ASSOCIATES, INC.

         On June 30, 2000, Intelispan, Inc. (the "Company"), through Intelispan Acquisition, Inc. ("IAI"), a wholly owned subsidiary, acquired all of the capital stock of Devise Associates, Inc. ("Devise"), a New York corporation. Devise is a managed services company that consults, designs, builds, and services computer networks for Fortune 100 companies as well as small and mid-size companies in the Northeast. Upon the closing of the merger, the separate corporate existence of IAI ceased and Devise became the surviving corporation and a wholly owned subsidiary of the Company. The Company will continue to operate the business of Devise through its wholly owned subsidiary.

         The Company paid $7,400,000 for the capital stock of Devise, consisting of (i) $400,000 in cash payable at the closing, and (ii) 2,970,824 shares of the Company's Common Stock valued at $2.36 per share, which was the average closing price for the Company's Common Stock as quoted on the NASD OTC Bulletin Board during the ten trading days immediately preceding the date the parties signed the merger agreement.

         In connection with the acquisition of Devise, the Company will enter into an at-will employment arrangement with William Ward, the principal shareholder of Devise. Pursuant to the terms of the arrangement, Mr. Ward will serve as the head of the Company's managed network line of business with a salary of $266,000 per year. In addition, Mr. Ward will be eligible to receive an annual bonus of up to 50% of his base salary as determined by the Company's Board of Directors based upon factors that it deems relevant, including the performance of Mr. Ward, the Company, and the managed network line of business. The Company also granted to Mr. Ward options to purchase 200,000 shares of the Company's Common Stock at an exercise price of $2.31 per share.
These options vest 12,500 per calendar quarter beginning July 1, 2000.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS

                  (a)      Financial Statements of Businesses Acquired.

                           As of the date of filing of this Current Report on
                  Form 8-K, it is impracticable for the Company to provide the financial statements required by this Item 7(a). In accordance with Item 7(a)(4) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than August 29, 2000.


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         (b)      Pro Forma Financial Information.

                           As of the date of filing of this Current Report on
                  Form 8-K, it is impracticable for the Company to provide the pro forma financial information required by this Item 7(b). In accordance with Item 7(b)(2) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than August 29, 2000.

         (c)      Exhibits.

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        EXHIBIT NO.             DESCRIPTION OF EXHIBIT
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           10.10                Amended Agreement and Plan of Merger dated June 27, 2000 by and among the Company,
                                Devise Associates, Inc., Intelispan Acquisition, Inc., and William D. Ward
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 11, 2000        INTELISPAN, INC.

                                 /s/ James D. Shook
                             By: _____________________________________________
                                 James D. Shook
                                 Executive Vice President, General Counsel, and Secretary


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